UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

OCTOBER 3, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

SECURITY CAPITAL CORPORATION

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

DELAWARE	1-7921	13-3003070
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYEE IDENTIFICATION NO.)

THREE PICKWICK PLAZA, SUITE 310, GREENWICH, CT 06830

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(203) 625-0770

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
IF CHANGED SINCE LAST REPORT)

The Current Report on Form 8-K of Security Capital Corporation initially filed with the Securities and Exchange Commission on October 17, 2003 (the “8-K”) is being amended to add 1) the financial statements of the business acquired required by Item 7(a) and 2) the pro forma financial information required by Item 7(b) of Form 8-K.  Items 7(a) and 7(b) of the 8-K are amended and restated in their entirety as follows:

Item 7.  Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

The following report of independent auditors and audited financial statements and notes thereto of Octagon Risk Services, Inc. for the period from January 1, 2003 to October 3, 2003 are provided as Exhibits to this Report on Form 8-K/A:

(i)                                     Report of Ernst & Young LLP dated December 2, 2003;

(ii)                                  Balance Sheet as of October 3, 2003;

(iii)                               Statement of Income and Comprehensive Income for the period from January 1, 2003 to October 3, 2003;

(iv)                              Statement of Changes in Stockholder’s Equity for the period from January 1, 2003 to October 3, 2003;

(v)                                 Statement of Cash Flows for the period from January 1, 2003 to October 3, 2003;

(vi)                              Notes to Financial Statements.

(b)         Pro Forma Financial Information

INTRODUCTION:

The Pro Forma Condensed Combined Financial Information presented herein gives pro forma effect to the acquisition by Security Capital Corporation (“Security Capital”) through its subsidiary CompManagement, Inc. (“CMI”) of Octagon Risk Services, Inc. (“Octagon”), which was completed on October 3, 2003.

The acquisition was accounted for as a purchase in accordance with the provisions of Statement of Financial Accounting Standards No. 141, “Business Combinations”.  The allocation of purchase price to the tangible and intangible assets acquired, as reflected in the Pro Forma Condensed Combined Balance Sheet of Security Capital as of September 30, 2003, was based upon a preliminary determination of the fair value of the tangible and intangible assets.  As such, the final allocation of purchase price may vary from that presented herein.

The accompanying Pro Forma Condensed Combined Balance Sheet of Security Capital as of September 30, 2003 is intended to reflect the acquisition of Octagon as if it had been consummated on September 30, 2003.

The accompanying Pro Forma Condensed Combined Statements of Operations of Security Capital for the year ended December 31, 2002 and for the period from January 1, 2003 to September 30, 2003 are intended to reflect the acquisition as if it had been consummated on January 1, 2002.

The accompanying Pro Forma Condensed Combined Financial Information of Security Capital does not purport to be indicative of the results of operations and financial condition that would have been achieved had the acquisition actually been consummated at January 1, 2002 for the Pro Forma Condensed Combined Statements of Operations of Security Capital and at September 30, 2003 for the Pro Forma Condensed Combined Balance Sheet of Security Capital.  In addition, the accompanying Pro Forma Condensed Combined Financial Information of Security Capital does not purport to be indicative of the results of operations which may be achieved in the future.

The accompanying Pro Forma Condensed Combined Financial Information of Security Capital has been prepared using assumptions set forth in the accompanying Notes to the Pro Forma Condensed Combined Financial Information of Security Capital and should be read in conjunction with the audited consolidated financial statements and notes thereto contained in Security Capital’s Annual Report filed with the Securities and Exchange Commission (the “Commission”) on Form 10-K for its fiscal year ended December 31, 2002, and the financial statements of Octagon included herein pursuant to Item 7(a) of this Form 8-K.

Pro Forma Condensed Combined Balance Sheet (unaudited) at September 30, 2003

	Historical Security Capital Corp. (SCC)	Octagon	Combined SCC	Pro forma Adjustments	Reference	Pro forma Combined
Assets

Cash and cash equivalents	$6,026,000	$16,027,000	$22,053,000	$30,000,000	(1)	$21,483,000

				(30,570,000)	(2)

Accounts receivable, net	25,605,000	4,859,000	30,464,000			30,464,000

Inventories	4,089,000		4,089,000			4,089,000

Other current assets	2,621,000	579,000	3,200,000			3,200,000

Total current assets	38,341,000	21,465,000	59,806,000	(570,000)		59,236,000

Property and equipment, net	4,974,000	835,000	5,809,000			5,809,000

Goodwill	55,461,000		55,461,000	30,570,000	(2)	65,033,000

				(17,998,000)	(3)

				(3,000,000)	(5)

Other intangible assets	9,485,000		9,485,000	3,000,000	(5)	12,485,000

Deferred income taxes		7,355,000	7,355,000			7,355,000

Other assets	303,000		303,000			303,000

Total assets	$108,564,000	$29,655,000	$138,219,000	$12,002,000		$150,221,000

Liabilities

Accounts payable	$4,584,000	$45,000	$4,629,000			$4,629,000

Unearned revenues	8,647,000	6,026,000	14,673,000			14,673,000

Current portion of long-term debt and other obligations	12,292,000		12,292,000			12,292,000

Notes payable	14,108,000		14,108,000	12,000,000	(1)	29,708,000

				3,600,000	(4)
Accrued expenses and other current liabilities	15,176,000	5,586,000	20,762,000			20,762,000

Total current liabilities	54,807,000	11,657,000	66,464,000	15,600,000		82,064,000

Long-term debt	11,366,000		11,366,000	18,000,000	(1)	25,766,000

				(3,600,000)	(4)

Other long-term obligations	2,163,000		2,163,000			2,163,000

Total liabilities	68,336,000	11,657,000	79,993,000	30,000,000		109,993,000

Minority interests	4,315,000		4,315,000			4,315,000

Redeemable convertible preferred stock	3,605,000		3,605,000			3,605,000

Stockholders’ equity	32,308,000	17,998,000	50,306,000	(17,998,000)	(3)	32,308,000

Total liabilities and stockholders’ equity	$108,564,000	$29,655,000	$138,219,000	$12,002,000		$150,221,000

The following describes the pro forma adjustments made to the accompanying Pro Forma Condensed Combined Balance Sheet at September 30, 2003:

(1)          To record proceeds of $18,000,000 from a new long-term borrowing used to consummate the acquisition. Such borrowing has a five-year amortizing term and carries an interest rate of LIBOR plus 2.25% per annum.

To record proceeds of $12,000,000 from an interim term loan used to consummate the acquisition which was due in full (and repaid) on October 17, 2003 from the proceeds related to sale of investments.  This borrowing carried an interest rate of prime minus ½ of 1% per annum.

(2)          To record cash paid to The St. Paul Companies of $30,000,000 and payments for closing costs and professional fees of $570,000.

(3)          To eliminate the equity of Octagon Risk Services, Inc.

(4)          To reclassify the current portion of the long-term borrowing referred to in footnote #1.

(5)          To record the preliminary allocation of the purchase price to customer-related intangible assets with estimated lives of 20 years which will be finalized upon receipt of a third-party valuation analysis.

Pro Forma Condensed Combined Statements of Operations (unaudited) For the Year Ended December 31, 2002

	Historical Security Capital Corp. (SCC)	Octagon	Combined SCC	Pro forma Adjustments	Reference	Pro forma Combined
Revenue	$102,430,000	$30,205,000	$132,635,000			$132,635,000
Cost of revenue	23,123,000		23,123,000	7,470,000	(1)	30,593,000
Gross margin	79,307,000	30,205,000	109,512,000	(7,470,000)		102,042,000

Expenses:

Selling, general and administrative	62,671,000	29,904,000	92,575,000	(7,470,000)	(1)	85,255,000
				150,000	(2)
Income (loss) from operations	16,636,000	301,000	16,937,000	(150,000)		16,787,000

Interest income (expense) and other, net	(3,219,000)	367,000	(2,852,000)	(640,000)	(3)	(3,492,000)

Income before income taxes, minority interest and cumulative effect of change in accounting principle	13,417,000	668,000	14,085,000	(790,000)		13,295,000

Federal, state and local taxes	(4,829,000)	(256,000)	(5,085,000)	60,000	(2)	(4,769,000)
				256,000	(3)

Minority interests in income of subsidiaries	(1,392,000)		(1,392,000)	(82,000)	(4)	(1,474,000)

Income before cumulative effect of change in accounting principle	$7,196,000	$412,000	$7,608,000	$(556,000)		$7,052,000

Earnings per share before cumulative effect of change in accounting principle
Basic	$1.05	$0.07	$1.12			$1.03
Diluted	$0.95	$0.06	$1.01			$0.93

Weighted average shares used in computation
Basic	6,451,000	6,451,000	6,451,000			6,451,000
Diluted	7,133,000	7,133,000	7,133,000			7,133,000

The following describes the pro forma adjustments made to the accompanying Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2002:

(1)               To reclassify cost of revenue from selling, general, and administrative expenses to conform with Security Capital Corporation’s income statement presentation.

(2)               To record twelve months of pro forma amortization expense and related tax effects relating to identifiable customer-related intangible assets acquired in the acquisition.

(3)               To record 12 months of pro forma interest expense and related tax effects attributable to debt incurred in connection with the acquisition.

(4)               To record minority interest in Octagon earnings.

Pro Forma Condensed Combined Statements of Operations (unaudited)

For the Period from January 1, 2003 to September 30, 2003

	Historical Security Capital Corp. (SCC)	Octagon	Combined SCC	Pro forma Adjustment	Reference	Pro forma Combined

Revenue	$81,918,000	$26,379,000	$108,297,000			$108,297,000

Cost of revenue	17,030,000		17,030,000	$6,238,000	(1)	23,268,000

Gross margin	64,888,000	26,379,000	91,267,000	(6,238,000)		85,029,000

Expenses

Selling, general and administrative	54,533,000	24,952,000	79,485,000	(6,238,000)	(1)	73,360,000

				113,000	(2)

Income (loss) from operations	10,355,000	1,427,000	11,782,000	(113,000)		11,669,000

Interest income (expense) and other, net	(1,497,000)	540,000	(957,000)	(480,000)	(3)	(1,437,000)

Income before income taxes and minority interest	8,858,000	1,967,000	10,825,000	(593,000)		10,232,000

Federal, state and local taxes	(6,113,000)	(1,444,000)	(7,557,000)	45,000	(2)	(7,320,000)

				192,000	(3)

Minority interests in income of subsidiaries	(778,000)		(778,000)	(105,000)	(4)	(883,000)

Net income	$1,967,000	$523,000	$2,490,000	$(461,000)		$2,029,000

Earnings per share

Basic	$0.25	$0.08	$0.33			$0.26

Diluted	$0.20	$0.08	$0.28			$0.21

Weighted average shares used in computation

Basic	6,451,000	6,451,000	6,451,000			6,451,000

Diluted	6,552,000	6,552,000	6,552,000			6,552,000

The following describes the pro forma adjustments made to the accompanying Pro Forma Condensed Combined Statement of Operations for the period from January 1, 2003 to September 30, 2003:

1)                   To reclassify cost of revenue from selling, general, and administrative expenses to conform with Security Capital Corporation’s reported income statement presentation.

2)                   To record nine months of pro forma amortization expense and related tax effects relating to identifiable customer-related intangible assets acquired in the acquisition.

3)                   To record nine months of pro forma interest expense and related tax effects attributable to debt incurred in connection with the acquisition.

4)                   To record minority interest in Octagon earnings.

(c)          Exhibits

99.1  Financial statements for Octagon Risk Services, Inc. for the period ended October 3, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Capital Corporation

Date: December 16, 2003	By:	/s/ Brian D. Fitzgerald
Name: Brian D. Fitzgerald
Title: Chairman

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Financial statements for Octagon Risk Services, Inc. for the period ended October 3, 2003.